EXHIBIT A

NOTE AND SECURITY AGREEMENT



$1,200,000                                Date:  November 4, 1996

FOR VALUE RECEIVED, the undersigned Debtor, CYPROS PHARMACEUTICAL CORPORATION, a California corporation (the "Debtor"), hereby promises to pay to the order of SCHWARZ PHARMA, INC., a Delaware corporation (the "Secured Party"), in Mequon, Wisconsin, the principal amount of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) in lawful money of the United States, together with interest, in like money, on the outstanding principal amount hereof at the rate of 8% per annum, or as otherwise provided in, this Note and Security Agreement (as amended, supplemented or otherwise modified from time to time, this "Note and Security Agreement"). The entire unpaid principal balance hereof and all accrued interest hereon shall be due and payable on November 3, 1997 (the "Maturity Date").

1.          PREPAYMENTS; TAXES; CALCULATION OF INTEREST.  (a)
The Debtor may prepay, without premium or penalty, all of the principal and accrued and unpaid interest due hereunder. Debtor shall deliver written notice of any prepayment to the Secured Party not later than 12:00 Noon, local time in Mequon, Wisconsin, on the third business day prior to the date of prepayment.

(a) Notwithstanding anything in this Note and Security Agreement to the contrary, after an Event of Default described in
Section 5 hereof shall have occurred and be continuing, the rate of interest accruing on the outstanding principal amount hereof shall bear interest for each day until paid (before and after judgment) at a rate per annum (the "Default Rate") which shall be the lower of (x) 14% and (y) the highest rate permitted by law.

(b) If any applicable law or regulation or the interpretation or administration thereof by any governmental authority shall change the basis of taxation of payments to the Secured Party of any amounts payable by Debtor pursuant to the provisions of this Note and Security Agreement (other than federal income taxes or other taxes imposed on the overall net income of the Secured Party), or in the event that applicable law or regulations or any change therein or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall impose any other condition with respect to this Note and Security Agreement, and the result of any of the foregoing is to increase the cost to, reduce the payments hereunder receivable by, or impose any expense upon, the Secured Party, then the Debtor shall from time to time, upon demand of the Secured Party, pay to the Secured Party additional amounts sufficient to compensate the Secured Party for such increased cost or expenses or reduction. A statement as to the amount of such increased cost or expenses or reduction in payments, prepared in good faith by the Secured Party and submitted to the Debtor, shall be conclusive and binding as to the amount of any such payment absent manifest error.

(c) All interest due hereunder shall be computed for the actual number of days elapsed on the basis of a 365 day year.

2. GRANT OF SECURITY INTEREST. In order to secure the prompt payment of the principal and the interest hereunder and of all other monies payable and to be payable to the Secured Party under this Note and Security Agreement (collectively, the "Indebtedness"), Debtor does hereby grant, convey, pledge, sale, mortgage, assign, transfer and set over a security interest and a lien in and to the Secured Party and its successors and assigns in all estate, right, title and interest of the Debtor in and to the assets listed on Schedule 1 hereto (the "Collateral") to have and to hold all and every part of the Collateral unto the Secured Party, and its successors and assigns, for its and their own use and benefit forever;

PROVIDED, HOWEVER, if the Debtor, or its successors or assigns, shall pay or cause to be paid to the Secured Party all of the Indebtedness in accordance with the terms of this Note and Security Agreement, then all estate, right, title and interest of the Secured Party in and to the Collateral shall revert to the Debtor, and this Note and Security Agreement and rights and powers granted herein and hereby shall cease to be binding and shall be of no further force and effect.

3.          COVENANTS OF THE DEBTOR.  The Debtor agrees:

(i) to keep the Collateral free and clear of all mortgages, pledges, liens, charges, security interests and all other encumbrances arising by, through or under the Debtor or any Affiliate, except those created or permitted by this Note and Security Agreement;

(ii) to pay all charges including without limitation, all taxes and assessments levied or assessed against the Debtor, which if unpaid would constitute a lien on the Collateral or any portion thereof; provided, that the Debtor shall not be required to pay or discharge any such charges, taxes or assessments so long as it shall in good faith and by appropriate legal proceedings, contest the validity thereof in any reasonable manner which will not affect or endanger the Secured Party's security interest in the Collateral pursuant to this Note and Security Agreement;

(iii) to execute and deliver any and all papers or documents which the Secured Party may reasonably request from time to time in order to carry out the purposes hereof;

(iv) not to take or omit to take any action which would cause the Collateral to be moved from the address set forth above
(other than sales made in the ordinary course of business) without the prior written consent of the Secured Party;

(v) from time to time and at no expense to the Secured Party, the Debtor shall promptly execute, acknowledge, witness, deliver and file and/or record, or procure the execution, acknowledgment, witnessing, delivery and filing and/or recordation of such documents and instruments, and shall take or cause to be taken such other actions, as the Secured Party may reasonably request for the perfection against the Debtor and all third parties whomsoever of the security interest created by Section 2 hereof, and the rights and powers herein and therein granted to the Secured Party and for the continuation and protection thereof, and promptly give to the Secured Party evidence satisfactory to the Secured Party of such delivery and filing and/or recording;

(vi) in addition to the other amounts payable hereunder, to indemnify, defend and hold the Secured Party and its directors, officers, employees and affiliates (each an "Indemnified Party") harmless against any loss or liability, damage, judgment, claim, expense (including interest, penalties, attorneys' fees and amounts paid in settlement) to which any Indemnified Party may become subject insofar as such loss, liability, claim, judgment or expense arises or is based upon any breach by the Debtor of any of its representations, warranties, covenants and undertakings set forth in this Note and Security Agreement and the Debtor shall, within 10 Business Days of its receipt of notice from the Secured Party of the amount determined in good faith by the Secured Party (which determination absent manifest error shall be conclusive) to be necessary to so indemnify any Indemnified Party, pay such amount to the Secured Party; and

(vii) at any time and from time to time, upon the reasonable request of the Secured Party, to promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of the security interests created or continued hereby and of the rights and powers herein granted.

4. RIGHTS OF THE SECURED PARTY. (a) The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer of the Secured Party the true and lawful attorney of the Debtor, irrevocably and with full power of substitution, in the name of the Debtor or otherwise, from and after an Event of Default to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Note and Security Agreement. The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, shall be irrevocable and shall terminate only as provided in subsection
(b) of this Section 4.

(a) The rights, powers and authority granted or conferred upon the Secured Party pursuant to subsection (a) of this Section 4 shall cease and terminate if and at such time as the Debtor, or its successors or assigns, shall pay or cause to be paid to the Secured Party all of the Indebtedness as provided in this Note and Security Agreement.

5. EVENTS OF DEFAULT. Any of the following events shall constitute an Event of Default hereunder:

(i) the Debtor shall fail to make any payment due hereunder and such failure shall continue for five days after notice thereof from the Secured Party, whether such payment shall become due at maturity, by acceleration, as part of a prepayment or otherwise;

(ii) the Debtor shall suffer the imposition upon the Collateral or any part thereof of any claim, lien, security interest, encumbrance or charge arising by, through or under Debtor or any person affiliated therewith which purports to be prior to or on a parity with the security interest granted hereunder;

(iii) the Debtor shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by the Debtor hereunder or in any agreement or certificate furnished to the Secured Party in connection herewith and such failure shall continue unremedied for a period of 15 days after written notice thereof;

(iv) any representation or warranty made by the Debtor herein or in any document or certificate furnished to the Secured Party in connection herewith shall have been incorrect or misleading in any material respect when made;

(v) the Debtor shall have become insolvent or bankrupt or admit in writing its inability to pay any of its debts as they mature or make an assignment for the benefit of creditors, or a receiver or trustee shall have been appointed with respect to the Debtor or any of the Debtor's estate or Debtor shall institute, by petition, application, answer, consent or otherwise any bankruptcy, insolvency, reorganization, arrangement, readjustment or debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or

(vi) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under Title 11 of the United States Code or any bankruptcy law or similar law now or hereafter in force for the relief of debtors shall be instituted against the Debtor and the Debtor shall fail to dismiss or to stay such proceedings within 60 days of such institution.

6. REMEDIES. Upon the occurrence of an Event of Default and at any time thereafter so long as the same shall be continuing, but subject to any mandatory requirements of applicable law then in effect, the Secured Party may, at its option, do any one or more or all of the following acts, as Secured Party in its sole and complete discretion may then elect:

(i) by written notice to Debtor declare the entire principal amount of the Indebtedness evidenced and secured by this Note and Security Agreement to be due and payable forthwith, whereupon such amount shall become due and payable, both as to principal and interest, without presentment, demand or protest of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding; provided, however, that the entire principal amount due under this Note and Security Agreement shall become immediately due and payable, without notice of any kind, upon the occurrence of an Event of Default described in Section 5(v) or Section 5(vi);

(ii) institute legal proceedings to foreclose upon and against the security interest granted herein to recover the Indebtedness and all other amounts then due and owing hereunder, and to collect the same;

(iii) institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any of the Collateral;

(iv) institute legal proceedings for the appointment of a receiver or receivers pending foreclosure hereunder or the sale of any of the Collateral under the order of a court of competent jurisdiction or under other legal process;

(v) personally, or by agents or attorneys, enter into and upon any premises wherein the Collateral or any part thereof may then be located, and take possession of all or any part thereof or render it unusable by Debtor, and, without being responsible for loss or damage to the Collateral (except any loss or damage resulting from the gross negligence or willful misconduct of the Secured Party), hold, store and keep idle, or operate, lease or otherwise use or permit the use of the same or any part thereof for such time and upon such terms as the Secured Party may determine in a commercially reasonable manner;

(vi) personally, or by agents or attorneys, enter into and upon any premises wherein the Collateral or any part thereof may then be located, and take possession of all or any part thereof with or without process of law and without being responsible for loss or damage to the Collateral (except any loss or damage resulting from the gross negligence or willful misconduct of the Secured Party), and sell or dispose of all or any part of the same, free from any and all claims of the Debtor or of any other party claiming by, through or under the Debtor at law, in equity or otherwise at one or more public or private sales, in such place or places, at such time or times and upon such terms as the Secured Party may determine in a commercially reasonable manner with or without any previous demand on or notice to Debtor or advertisement of any such sale or other disposal except that the Secured Party shall provide the Debtor with 10 business day's prior notice of any sale of the Collateral and for the aforesaid purposes, all other notice of sale, advertisement and demand and any rights or equity of redemption otherwise required by, or available to the Debtor under, applicable law are hereby waived by the Debtor to the fullest extent permitted by applicable law; the power of sale hereunder shall not be exhausted by one or more sales, and the Secured Party may from time to time adjourn any sale to be made hereunder;

(vii) demand, collect and retain all hire, earnings and all other sums due and to become due pursuant to subsections (v) and
(vi) of this Section 5 from any party whomsoever, accounting only for net earnings arising after charging against all receipts from the use of and/or sale of the Collateral all unpaid items due hereunder and all other costs and expenses of, and damages or losses by reason of, such use and/or sale; and

(viii) exercise any other right, power, privilege or remedy which may be available to secured party under the Uniform
Commercial Code or any other applicable law.

The Debtor hereby waives a trial by jury and the right to interpose any offsets of any nature or description in any litigation between the Debtor and the Secured Party with respect to the Loan Agreement or this Note and Security Agreement.

The Debtor will reimburse the Secured Party for all reasonable fees of attorneys and collection agencies and all expenses, costs and charges paid or payable to third persons or suffered or incurred by the Secured Party in attempting or effecting protection or preservation of its security interest in the Collateral or the enforcement of any provision hereof or the enforcement of this Note and Security Agreement or in the collection of the amounts secured hereby or in the exercise of any authority, right or remedy conferred upon the Secured Party hereby or by law, together with interest thereon at the Default Rate from the date of the Secured Party's incurrence of such expenses, costs and charges until the date of reimbursement.

All rights, remedies and options conferred upon the Secured Party hereunder or by law shall be cumulative and may be exercised successively or concurrently and are not alternative to, or exclusive of, any other such rights, remedies or options. No express or implied waiver by the Secured Party of any default or event of default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent default or event of default. The failure or delay of the Secured Party in exercising any rights granted it hereunder shall not constitute a waiver of any such right in the future and any single or partial exercise of any particular right by the Secured Party shall not exhaust such rights or constitute a waiver of any other right provided herein.

7. MISCELLANEOUS. (a) Any monies coming into the possession of the Secured Party hereunder, whether paid by the Debtor or derived from insurance or the proceeds of any sale of the Collateral, shall be applied in whole or in part upon the obligations of the Debtor hereunder in the manner determined by the Secured Party in its sole discretion and the Debtor's right to specify any such application is hereby waived. If any monies at any time be payable to the Debtor hereunder, the same shall be deposited as the Debtor may direct.

(a) This Note and Security Agreement may not be amended, waived, or discharged, except by an agreement in writing by the party against which or whom enforcement of the amendment, waiver or discharge is sought. Time is of the essence hereunder.

(b) If the Debtor shall be a party to a merger, combination or consolidation or other corporate reorganization and if it shall not be the surviving corporation, then the surviving corporation shall promptly assume the obligations under this Note and Security Agreement in writing in a manner acceptable to the Secured Party.

(c) All notices to be made hereunder shall be made in accordance with Section 13.9 of the Asset Purchase Agreement.
Either party may change the address to which notice to such party shall be sent by giving written notice of such change to the other party.

(d) This Note and Security Agreement shall be a contract made under and governed by the internal laws of the State of New York. Whenever possible, each provision of this Note and Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note and Security Agreement shall be held to be prohibited or invalid in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without invalidating the remainder of such provision or the remaining provisions of this Note and Security Agreement in such jurisdiction and without invalidating any provisions of this Note and Security Agreement in any other jurisdiction. Nothing in this clause (e) shall in any way modify or waive the requirements contained herein that the Debtor establish, maintain and continue the perfected security interest of the Lender in the Collateral according to the local laws applicable to the Collateral, wherever it may from time to time be located including, without limitation, local law requirements for filing and perfection.

(e) Section headings and captions are inserted for convenience only and shall not affect any construction or interpretation of this Note and Security Agreement. The words "herein", "hereof", "hereby", "hereto", "hereunder", and words of similar import refer to this Note and Security Agreement as a whole and not to any particular section, subsection, paragraph, clause or other subdivision hereof.


CYPROS PHARMACEUTICAL CORPORATION
(Signature)
Name/Title

SCHEDULE 1
to Note and
Security Agreement



Collateral


All of the Debtor's right, title and interest in and to the assets, properties, rights, contracts and claims described below, wherever located, whether tangible or intangible, held for use in or related to the Ethamolin product line of Debtor (the "Product Line"):

(i) all finished goods, works-in-progress, raw materials and artwork used in the development of advertising brochures and marketing materials relating to the Product Line;

(ii) all INDs, NDAs, ANDAs and other product authorizations or registrations, and all files related thereto, held by the Debtor and pending before the FDA or other Governmental Bodies with respect to the Product Line;

(iii) (A) any U.S. patents and patent applications and any non-U.S. patents and patent applications with respect to the Product Line owned by the Debtor or licensed to the Debtor by third parties, (B) research, development and commercially practiced processes, trade secrets, know-how, inventions, and manufacturing, engineering and other technical information, whether owned by the Debtor or licensed to the Debtor by third parties for the Product Line and (C) all notebooks, records, reports and data directly relating thereto and necessary to manufacture, distribute or sell the Product Line (the assets referred to in clauses (A) through (C) are collectively referred to herein as the "Patent-Related Assets");

(iv) all U.S. trademarks, trade names, service marks and copyrights, and any applications and registrations with respect to the Product Line, owned by the Debtor or licensed to the Debtor by third parties (collectively, the "U.S. Trademarks");

(v) any non-U.S. trademarks, trade names, service marks and copyrights and any applications and registrations with respect to the Product Line, owned by the Debtor or licensed to the Debtor by third parties (collectively, the "Non-U.S. Trademarks", and together with the Patent-Related Assets and the U.S. Trademarks, the "Intangible Assets");

(vi) all current customer lists, doctor lists, marketing plans, call reports, territorial sales reports and analyses and other printed and written materials relating to the Debtor's ownership or operation of the Product Line that the Debtor is not required by law to retain (of which the Debtor may retain duplicates), and duplicates of any such materials that the Debtor is required by law to retain;

(vii) all rights under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors with respect to the Product Line (to the extent assignable);

(viii) all licenses, approvals and registrations granted by or pending with any Governmental Body to market any product within the Product Line or necessary to the operation of the Product Line (to the extent assignable and permitted by applicable law to be transferred);

(ix) all permits required in connection with the operation of the Product Line held by the Debtor (to the extent assignable or permitted by applicable law to be transferred);

(x) all contracts relating to the Product Line including, without limitation, the Debtor's entire right to receive goods and services, to assert claims and to take other action with respect to breaches, defaults and other violations pursuant to all of such contracts (to the extent assignable);

(xi) all prepaid royalties, statistical materials, advertising and research and development payments with respect to the Product
Line; and

(xii) all computer software, books, records or other data relating to the Debtor's ownership or operation of the Product
Line.